                                                                     Exhibit 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners X, L.P. ("IW10")
                           InterWest Management Partners X, LLC ("IMP10")

                           Bruce A. Cleveland
                           Philip T. Gianos
                           W. Stephen Holmes
                           Nina Kjellson
                           Gilbert H. Kliman
                           Douglas A. Pepper
                           Keval Desai
                           Douglas Fisher
                           Khaled Nasr

Address:                   2710 Sand Hill Road, Suite 200
                           Menlo Park, CA  94025

Designated Filer:          InterWest Partners X, L.P.

Issuer and Ticker Symbol:  TESARO, Inc. ("TSRO")

Date of Event:             August 5, 2013

Each of the following is a Joint Filer with InterWest Partners X L.P. ("IW10")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners X, LLC ("IMP10") is the general partner of IW10 and has sole voting and investment control over the shares owned by IW10. Bruce
A. Cleveland, Philip T. Gianos, W. Stephen Holmes, Nina Kjellson, Gilbert H.
Kliman, and Douglas A. Pepper are Managing Directors of IMP10 and, Keval Desai,
Douglas Fisher and Khaled A. Nasr, and are Venture Members of IMP10. Arnold L.
Oronsky, a Managing Director of IMP10 is also a Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of TESARO, Inc.
stock held by IW10, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners X,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners X, LLC as its attorney in fact for the purpose of making reports relating to transaction in
TESARO, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS X, L.L.C.          Gilbert H. Kliman, an individual
                                                 By: InterWest Management Partners X, LLC,
                                                     as Attorney-in-Fact
By:    /s/ W. Stephen Holmes
    --------------------------------
         W. Stephen Holmes, Managing Director    By:   /s/ Karen A. Wilson
                                                     -------------------------------
                                                      Karen A. Wilson, Power of Attorney

INTERWEST PARTNERS X, LP                         Douglas A. Pepper, an individual
                                                 By: InterWest Management Partners X, LLC,
By:    InterWest Management Partners X, LLC          as Attorney-in-Fact
       Its General Partner
                                                 By:   /s/ Karen A. Wilson
                                                     -------------------------------
                                                      Karen A. Wilson, Power of Attorney
By:    /s/ W. Stephen Holmes
    -------------------------------
       W. Stephen Holmes, Managing Director

Bruce A. Cleveland, an individual                Keval Desai, an individual
By: InterWest Management Partners X, LLC,        By: InterWest Management Partners X, LLC,
    as Attorney-in-Fact                              as Attorney-in-Fact

By:    /s/ Karen A. Wilson                       By:   /s/ Karen A. Wilson
    -------------------------------                  -------------------------------
       Karen A. Wilson, Power of Attorney             Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual                  Douglas C. Fisher, an individual
By: InterWest Management Partners X, LLC,        By: InterWest Management Partners X, LLC,
    as Attorney-in-Fact                              as Attorney-in-Fact

By:    /s/ Karen A. Wilson                       By:   /s/ Karen A. Wilson
    --------------------------------                 --------------------------------
       Karen A. Wilson, Power of Attorney             Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual                 Khaled A. Nasr, an individual
By: InterWest Management Partners X, LLC,        By: InterWest Management Partners X, LLC,
    as Attorney-in-Fact                           as Attorney-in-Fact

By:    /s/ W. Stephen Holmes                     By:   /s/ Karen A. Wilson
    -------------------------------                  -------------------------------
       W. Stephen Holmes                              Karen A. Wilson, Power of Attorney

Nina Kjellson, an individual
By: InterWest Management Partners X, LLC,
    as Attorney-in-Fact

By:    /s/ Karen A. Wilson
    -------------------------------
         Karen A. Wilson, Power of Attorney